UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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☐	Soliciting Material Pursuant to § 240.14a-12

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
The Annual Meeting of stockholders of Profire Energy, Inc. (the "Company," "our" or "we") will be held on September 15, 2016 at 9:00 am, local time, at the Company's Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, for the following purposes:
1.	To elect five directors to the Company's board of directors for the ensuing year and until their successors are elected and qualified;

2.	To conduct an advisory (non-binding) vote approving executive compensation ("Say-on-Pay")

3.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company's independent registered public accounting firm for the year ended March 31, 2017; and

4.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

These business items are described more fully in the Proxy Statement accompanying this Notice. Only stockholders who owned our common stock at the close of business on July 22, 2016 can vote at this meeting or any adjournments that may take place. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

We are mailing to most of our stockholders a notice of Internet availability of proxy materials instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the year ended March 31, 2016 (the "2016 Form 10-K"). The notice contains instructions on how to access those documents via the Internet. The notice also contains instructions on how to request a paper copy of our proxy materials, including this proxy statement, the 2016 Form 10-K and a form of proxy card or voting instruction card, as applicable. Stockholders who do not receive a notice of Internet availability of proxy materials will receive a paper copy of the proxy materials by mail. We anticipate that this process will minimize the costs of printing and distributing our proxy materials.

YOUR VOTE IS IMPORTANT. PLEASE VOTE OVER THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU RECEIVED A PAPER PROXY CARD AND VOTING INSTRUCTIONS BY MAIL, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 15, 2016:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended March 31, 2016 and the proxy card are available via the Internet at:
https://materials.proxyvote.com/74316X

By order of the board of directors,

July 29, 2016	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

This Proxy Statement is being furnished to the stockholders of Profire Energy, Inc., a Nevada corporation (the "Company," "our" or "we"), in connection with the solicitation of proxies by our board of directors (the "Board") for use at our annual meeting of stockholders (the "Annual Meeting") to be held at the Company's Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, at 09:00 a.m. local time, on September 15, 2016, or at any adjournment thereof.

The purpose of the Annual Meeting is:

1.	To elect five directors to the Company's board of directors for the ensuing year and until their successors are elected and qualified;

2.	To conduct an advisory (non-binding) vote approving executive compensation ("Say-on-Pay")

3.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company's independent registered public accounting firm for the year ended March 31, 2017; and

4.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board has fixed the close of business on July 22, 2016 as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.  Only stockholders of record at the close of business on the record date will be entitled to attend and vote at the meeting and any postponements or adjournments thereof. A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

We are pleased to make these proxy materials available over the internet, which we believe benefits our stockholders and reduces the expense of our Annual Shareholder Meeting. A notice of the internet availability of the meeting materials ("Notice") will be mailed to stockholders on or about August 3, 2016. You will not receive a printed copy of the Meeting Materials. Instead, the Notice will instruct you as to how you may access and review all of the information contained in the Meeting Materials. Should you request a printed copy of Meeting Materials, we will make paper copies of these proxy materials available free of charge. To request a copy, please send your request to the Company's Secretary by mail at the address listed above, by toll-free phone at 1-800-579-1639, or by email at sendmaterial@proxyvote.com. Directions to our Annual Meeting may be obtained by calling (801) 796-5127.

            The Proxy Statement and the Annual Report on Form 10-K for the year ended March 31, 2016 are also available on the Company's website at www.profireenergy.com.  The Company's website address provided above is not intended to function as a hyperlink, and the information on the Company's website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that you vote FOR all of the proposals presented in this Proxy Statement.

Contents

PROXY INFORMATION	1

PROPOSAL ONE	4

Board Nominees for Election of Directors	4

Family Relationships	6

Involvement in Certain Legal Proceedings	6

Related Party Transactions	6

Director Independence	7

Board Committees	7

Board Leadership Structure and Role in Risk Oversight	8

Report of Audit Committee Regarding 2016 Audited Financial Statements	9

Board Meetings and Attendance at Annual Meetings	9

Communications with Directors	9

Compensation of Directors and Executive Officers	10

All Other Compensation	11

Say on Pay	12

Employment Agreements	12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS	15

PROPOSAL TWO	16

PROPOSAL THREE	17

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT

ANNUAL MEETING	18

INFORMATION TO BE FURNISHED TO SECURITYHOLDERS	18

OTHER MATTERS	18

Appendix A Form of Proxy	1

PROXY INFORMATION
Who is soliciting my proxy?

The Board is soliciting your proxy to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting.

Who is entitled to vote?

Only stockholders of record at the close of business on July 22, 2016 (the "record date") will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments.  On the record date, there were issued and outstanding 53,325,215 shares of common stock entitled to vote at the Annual Meeting.  The shares of common stock are the only outstanding voting securities of the Company.

A list of stockholders entitled to vote at the meeting will be available for examination for ten days before the Annual Meeting at our corporate offices in Lindon, Utah.

How do I vote?

You may submit your vote via the Internet or in person at the annual meeting. If you received printed proxy materials, you also have the option of submitting your proxy card by mail or attending the meeting and delivering the proxy card. The designated proxies will vote according to your instructions; however, if you are a registered stockholder and you return an executed proxy card without specific instructions on how to vote, the proxies will vote:

"FOR" the election of the nominated directors in Proposal 1;

"FOR" the approval, on an advisory basis, the Company's executive compensation; and

"FOR" the ratification of Sadler, Gibb & Associates, LLC, as the Company's independent registered public accounting firm for the year ended March 31, 2017.

If you are a "street name" stockholder and you do not return instructions on how to vote to your broker, your shares will not be voted on Proposal 1 or Proposal 2. The voting of shares held by "street name" stockholders is further discussed below. Additionally, in order to vote at the meeting, you will need to obtain a signed proxy from the broker or nominee that holds your shares, because the broker or nominee is the legal, registered owner of the shares. If you have the broker's proxy, you may vote by ballot or you may complete and deliver another proxy card in person at the meeting.

Why did I receive a notice of Internet availability of proxy materials instead of a full set of the proxy materials?

SEC rules allow companies to furnish their proxy materials via the Internet. Accordingly, we sent to some of our stockholders a notice of Internet availability of proxy materials for this year's annual meeting of stockholders. Other stockholders were instead sent paper copies of the proxy materials accessible via the Internet. Instructions on how to access the proxy materials via the Internet or to request a paper copy can be found in the notice of Internet availability of proxy materials.

Can I vote by completing and returning the notice of Internet availability of proxy materials?

No, but the notice of Internet availability of proxy materials provides instructions on how to vote your shares.

How can I change my vote?

Registered stockholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:

•	Submitting another timely, later-dated proxy;

•	Delivering timely written notice of revocation to the Corporate Secretary, at 321 South 1250 West, Suite 1, Lindon, Utah 84042; or

•	Attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to change your vote at the Annual Meeting.

What are the quorum requirements for the Annual Meeting?

To hold an Annual Meeting and transact business a majority of outstanding shares of common stock entitled to vote must be present in person at the Annual Meeting or represented by proxy.

Abstentions and broker non-votes (which occur when a broker indicates on a proxy card that it is not voting on a matter) are considered shares present at the Annual Meeting for the purpose of determining a quorum.

Abstentions and Broker Non-Votes

Shareholders may abstain from voting on any of the proposals. Because abstentions are not counted as votes cast for a proposal, abstentions will not affect Proposal 1 since directors who are elected will be those who receive the highest number of affirmative votes. Additionally, abstentions will not be counted as votes for or against Proposal 2 or Proposal 3, which is a non-binding advisory vote.

A broker non-vote occurs when a broker submits a Proxy Vote with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name"), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such "broker non-votes" will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business. With regard to Proposal 1, broker non-votes and votes marked "withheld" will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to Proposal 2 and Proposal 3, broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

Who represents my proxy at the meeting?

If you do not vote in person at the Annual Meeting, but have submitted your proxy by following the instructions on the Notice, you have authorized certain members of the Company's management designated by the Board and named on your proxy card to represent you and to vote your shares as instructed.

How many votes am I entitled to cast?

You are entitled to cast one vote for each share of common stock you own on the record date.

How many votes are required to approve matters to be presented?

Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors, provided a quorum is present in person or by proxy. A plurality means that the nominees receiving the most votes for election to a director position are elected as directors up to the maximum number of directors to be chosen at the meeting.

Proposal 2: Say-on-Pay. The proposal to approve, on an advisory basis, the Company's executive compensation will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Proposal 3: Ratification of Auditors. The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company's independent registered public accounting firm for the year ended March 31, 2017 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in "street name" by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions.  If you do not give instructions to the broker, the broker is only permitted to vote on items that are considered routine.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is the Company aware of any other item of business that will be presented at the meeting?

The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Stockholders.  However, if other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Where do I find the voting results of the meeting?

We intend to report the voting results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Who bears the costs of soliciting these proxies?

We will bear the cost of soliciting proxies.  Certain directors, officers or employees may solicit proxies by telephone, facsimile, e-mail, and in person, without additional compensation.  Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.  All costs and expenses of any solicitation, including the cost of preparing this Proxy Statement and posting it on the Internet and mailing the proxy materials, will be borne by the Company.

Do I have dissenters' rights for any matters being presented at the meeting?

No dissenters' rights are available to any stockholder who dissents from any of the proposals set forth in the Proxy Statement under the Nevada Revised Statutes or under our current Articles of Incorporation or Bylaws.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Board of Directors currently has six members, however, one of our Board members, Stephen Pirnat, has decided not to stand for re-election. The size of the Board will be reduced to five members. . Our Bylaws provide that the Board will consist of such number of directors to be fixed from time-to-time by resolution of the Board.

Upon the recommendation of our Nominating and Corporate Governance Committee, the board has identified and nominated five individuals to serve as directors for a one-year term expiring on the date of our next Annual Meeting, and until their successors are duly elected and qualified.  Brenton W. Hatch, Harold Albert, Arlen B. Crouch, Daren J. Shaw, and Ronald R. Spoehel have been nominated by the Nominating and Corporate Governance Committee to stand for election as directors.  Messrs. Hatch, Albert, Crouch, Shaw and Spoehel currently serve as directors of the Company.

We intend that the proxies solicited by us will be voted for the election of the nominees named above.  Each of the nominees has agreed to serve as a director if elected, and we believe each nominee will be available to serve.  However, the proxy holders have discretionary authority to cast votes for the election of a substitute should any nominee not be available to serve as a director.

Board Nominees for Election of Directors

Name	Age	Positions Held	Director Since	Officer Since

Brenton W. Hatch	66	Chief Executive Officer, President and Director	November 2008	October 2008
Harold Albert	53	Chief Technology Officer and Director	November 2008	October 2008
Daren J. Shaw	59	Director	August 2013	N/A
Ronald R. Spoehel	58	Director	October 2013	N/A
Arlen B. Crouch	82	Director	November 2013	N/A

Messrs. Hatch and Albert also serve as executive officers.  A brief description of the background and business experience of each nominee follows:

Brenton W. Hatch.  Mr. Hatch became the Chief Executive Officer and President of Profire Energy, Inc., in October 2008 and has served as the Chairman of the Board since November 2008.  Mr. Hatch has been responsible for overseeing the day-to-day operations of the Company since October 2008.  Mr. Hatch co-founded the Company's wholly owned subsidiary, Profire Combustion, Inc. in 2002.  Since that time he has served as the Chief Executive Officer and General Manager of Profire Combustion and has been responsible for the day-to-day operations of Profire Combustion since its inception.  Prior to founding Profire Combustion, between 2001 and 2002 Mr. Hatch was a Management Consultant and General Manager of Titan Technologies, Inc., an oilfield service and distribution company in Edmonton, Alberta, Canada.  In this position, Mr. Hatch performed an in-depth analysis of the operations and management of all divisions of Titan Technologies.  Based on his analysis, Mr. Hatch implemented company-wide operational changes to improve company performance.  From 1989 to 2000 Mr. Hatch served as President and Chief Executive Officer of Keaton International, Inc., an educational services company based in Edmonton, Alberta, Canada.  Mr. Hatch managed all executive functions of the company and particularly focused on the development and management of the company's educational services.  During his time at Keaton International, Mr. Hatch led corporate networking and marketing campaigns world-wide.  Mr. Hatch earned a Bachelor's Degree in Education from the University of Alberta in 1974.  Mr. Hatch is not currently, nor has he in the past five years been a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Hatch's experience as a founder and as the principal executive officer of Profire Combustion, as well as his previous management and operational oversight experience in concluding that he should serve as a director of the Company.

Harold Albert.  Mr. Albert became the Chief Technology Officer ("CTO") of Profire Energy, Inc. in June 2016. Additionally, Mr. Albert has served as a director of the Company since November of 2008. Prior to his appointment as CTO, Mr. Albert served as the Company's Chief Operating Officer beginning in October 2008. Since that time Mr. Albert has been responsible for research and development of new products and services as well as overseeing Company operations in Canada.  Mr. Albert co-founded Profire Combustion, Inc. in 2002. In this capacity Mr. Albert is responsible for research and development of new products and services and overseeing new market development.  Prior to founding Profire Combustion, Mr. Albert worked in the oil services industry for Titan Technologies, Inc. from 1996 to 2002.  During that time Mr. Albert served as an Associate Manager overseeing the company's burner division.  From 1993 to 1996 Mr. Albert was employed with Natco Canada doing start up and commissioning of oil and gas facilities in both Canada and Russia.  Mr. Albert is not, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Albert's experience as a founder and principal operating officer, combined with his previous management and operational experience in concluding that he should serve as a director of the Company.

Arlen B. Crouch.  From 1989 to 1997, Mr. Crouch served as President and Chief Executive Officer of Franklin Quest Co., now Franklin Covey Co. (NYSE:FC), where he played a key role in the company's initial public offering and listing on the New York Stock Exchange ("NYSE").  Prior to his appointment as President and Chief Executive Officer, he served in a variety of senior management roles including Chief Operating Officer and Executive Vice President.  At the time Mr. Crouch stepped down in 1997 to serve a three-year assignment in Washington, D.C. for the Church of Jesus Christ of Latter Day Saints, the company had a market capitalization in excess of $500 million.  Previously, from 1955 to 1989, he was employed at Merrill Lynch where he served as a First Vice President and Regional Director with responsibilities for retail operations in the Southern California region.  In 1995, Mr. Crouch also served as Chair of the Salt Lake Chamber of Commerce.  We considered Mr. Crouch's extensive management experiences as well as his experience and leadership in the financial services industry in determining that he should serve as a director of the Company.

Daren J. Shaw.  Mr. Shaw has served for more than 30 years in leadership capacities with several financial services firms.  Mr. Shaw currently serves as a Managing Director of Investment Banking at D.A. Davidson & Co., a middle-market full-service investment banking and brokerage firm.  During his term as Managing Director at D.A. Davidson & Co., Mr. Shaw has served on the Senior Management Committee and board of directors and as the lead investment banker in a wide variety of transactions including public stock offerings, private placements, and mergers and acquisitions.  Prior to joining D.A. Davidson & Co. in 1997, Mr. Shaw served for 12 years with Pacific Crest Securities in various roles, including Managing Director.  Since 2012, Mr. Shaw has served as a member of the board of directors of The Ensign Group, Inc. (NASDAQ: ENSG), a provider of skilled nursing, assisted living, and rehabilitative care services with more than 180 facilities located in 13 states.  He currently serves as Chairman of The Ensign Group's audit committee and also serves on The Ensign Group's nominating and corporate governance and compensation committees.   Mr. Shaw also serves as a member of the board of directors of Cadet Manufacturing, a zonal electric heater manufacturer based in Vancouver, Washington, since 2005.   We considered Mr. Shaw's extensive experience and leadership in the financial services industry and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Ronald R. Spoehel.  Mr. Spoehel is a private investor with over 30 years of board, executive management, investment banking, and private banking experience, from Fortune 500 to technology startups. From 2007 to 2009, he served as the Presidentially-appointed, Senate-confirmed Chief Financial Officer of the National Aeronautics and Space Administration ("NASA"). Prior to NASA, Mr. Spoehel served as an executive officer in various general management positions and on the Boards of Directors of public and private operating companies in the U.S. and Europe. Among various companies with worldwide operations, he served as Executive Vice President and Chief Financial Officer and on the Boards of both ManTech International (NASDAQ:MANT) and ICx Technologies, Inc. (NASDAQ: ICTX); as Vice President-Corporate Development of Harris Corporation (NYSE:HRS); and, as Chief Executive Officer and on the board of directors of Optinel Systems, Inc. Mr. Spoehel began his career as an investment banker for ten years primarily focused on energy and technology sectors. Mr. Spoehel is an honors graduate of the University of Pennsylvania, where he received his Bachelor of Science degree in economics and MBA from the Wharton School, and his Master of Science degree in engineering from the Moore School of Electrical Engineering. In addition to currently serving on the board of directors of STG Group, Inc. (NASDAQ: STGG), Mr. Spoehel also serves on the boards of directors of U.S. and international private companies. We considered Mr. Spoehel's extensive experience and leadership in the energy and technology sectors and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Family Relationships

There are no family relations among any of our executive officers, directors or key employees.

Involvement in Certain Legal Proceedings

During 2012, Andrew Limpert, who served as the Company's Chief Financial Officer and a member of the Company's Board of Directors until June 2015, entered into a settlement agreement with the Securities and Exchange Commission (the "Commission") in connection with administrative proceedings commenced against him in 2011 for alleged events occurring between 2004 and 2008. After a comprehensive investigation and full cooperation with the Commission, Mr. Limpert, based on the advice of his private SEC counsel, believed the settlement was in his best interest under the circumstances. While not admitting to or denying the Commission's findings, Mr. Limpert consented to disgorgement, penalties and interest for certain fees earned. The penalties assessed were within the lowest tier statutorily allowed. Mr. Limpert also agreed not to engage in violations of U.S. securities laws and to be barred from certain specific activities such as association or employment with any broker, dealer, investment adviser, investment company, etc., and from participating in an offering of penny stock as a collateral bar. The settlement agreement provides that Mr. Limpert may reapply for licensure for any of the above after one calendar year, subject to compliance with the terms and conditions set forth in the settlement agreement. None of the violations alleged against Mr. Limpert related to his involvement with the Company. Mr. Limpert resigned from his positions with the Company on June 15, 2015.

To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries. To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries.

Related Party Transactions

Our Audit Committee Charter requires that the Audit Committee review, approve or oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, and to develop policies and procedures for the Committee's approval of transactions with related persons.  Prior to establishing our Audit Committee, our Board monitored and reviewed issues involving potential conflicts of interests and related party transactions in accordance with our written policies and procedures.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Commission reports of beneficial ownership and changes in beneficial ownership of common stock. Officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the fiscal year ended March 31, 2016 all filing requirements applicable to our officers, directors, greater than 10% stockholders or any other person subject to Section 16 of the Exchange Act were met.

Director Independence

The Board has determined that of the current directors or nominees, Messrs. Crouch, Pirnat, Shaw and Spoehel qualify as independent directors as that term is defined in the listing standards of The Nasdaq Stock Market.  Such independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company.  As Messrs. Hatch and Albert are also employed by the Company, the Board has determined that neither of them are currently independent.

Board Committees

            Audit Committee. The Audit Committee of the Board is responsible for the selection, review and oversight of the Company's independent registered public accounting firm; approval of all audit, review and attest services provided by the independent registered public accounting firm; the integrity of our reporting practices and evaluation of internal controls and accounting procedures. The Audit Committee is responsible for the pre-approval of all non-audit services provided by its independent registered public accounting firm. Non-audit services are only provided by our independent registered public accounting firm to the extent permitted by law. Further, all related party transactions are reviewed and approved by the Audit Committee.
The Audit Committee is chaired by Daren J. Shaw and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors. The Board believes that Daren J. Shaw qualifies an as audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. The Board has adopted a written charter to govern the activities of the Audit Committee, which is available on our website at www.profireenergy.com. The Audit Committee held four meetings in fiscal year 2016.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee ("Nominating Committee") of the Board is responsible for identifying and recommending director candidates for nomination by the Board.  The Nominating Committee is chaired by Arlen B. Crouch and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.  In general, when the Board determines that expansion of the board or replacement of a director is necessary or appropriate, the Nominating Committee will identify candidates through candidate interviews with members of management, consultation with the candidate's associates and other means to determine qualifications to serve on our Board.

Each candidate to serve on the Board must possess the highest personal and professional ethics, integrity and values, and be committed to serving the long-term interests of our stockholders.  Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may consider such other factors as it may deem appropriate, which may include, without limitation, professional experience, diversity of backgrounds, skills and experience at policy-making levels in business, government, financial, and in other areas relevant to our global operations, experience and history with our company, and stock ownership.

We do not have a formal policy with regard to the consideration of diversity in identifying Board nominees, but the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our business.

The Nominating Committee will consider director candidates recommended by the Company's stockholders pursuant to the procedures described in this proxy statement or validly made in accordance with applicable laws, rules and regulations and the provisions of our Bylaws. Stockholders wishing to recommend candidates should do so in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, UT 84042. Please refer to the section below entitled "Stockholder Proposals and Director Nominees for Next Annual Meeting" for further information. The Nominating Committee may also consider candidates proposed by current directors, management, employees and others. All such candidates who, after evaluation, are then recommended by the Nominating Committee and approved by the Board, will be included in our recommended slate of director nominees in our proxy statement.

To date, we have not paid any fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates, but we may consider doing so in the future if the nominating committee determines that engaging a consultant is in the best interests of the Company. The Board has adopted a written charter to govern the activities of the Nominating Committee, which is available on our website at www.profireenergy.com. During the fiscal years ended March 31, 2016 and 2015, the Nominating Committee did not hold any separate Nominating Committee meetings but, rather, covered various Nominating Committee business at general Board meetings and during Board calls.

Compensation Committee.  The Compensation Committee of the Board reviews and advises the Board on executive compensation.  The Compensation Committee is chaired by Ronald R. Spoehel and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.

The Compensation Committee oversees all aspects of our executive compensation program and incentive compensation. It reviews and advises the Board on the corporate goals and objectives applicable to the compensation of our Chief Executive Officer, recommends to the full Board for approval compensation amounts for the Chief Executive Officer and all other executive officers, reviews and makes recommendations to our Board relating to incentive compensation and equity-based plans, and reviews and makes recommendations to the full Board regarding employment agreements and severance agreements or plans for the Chief Executive Officer and other executive officers.

Beginning June 2016, the Compensation Committee engaged with a third party consultant, Compensation & Leadership Solutions, LLC, to support the Compensation Committee in its efforts to review and advise upon executive compensation. Pursuant to its charter, the Compensation Committee may delegate its authority to a subcommittee or subcommittees. The Board has adopted a written charter to govern the activities of the Compensation Committee, which is available on our website at www.profireenergy.com. The Compensation Committee began holding separate meetings during the 2015 fiscal year and held one meeting during fiscal year 2016.

Board Leadership Structure and Role in Risk Oversight

Currently our Chief Executive Officer also serves as the Chairman of our Board and we do not have an independent lead director.  Given our current size, resources and access to potential qualified director candidates, the Board believes the most effective leadership structure for the Company at this time and with our current Chief Executive Officer is to have a combined Chairman of the Board and Chief Executive Officer.  Our current combined structure promotes unified leadership, a cohesive vision and strategy for the Company and clear and direct communication to the board.

We do not have a policy regarding the separation or combination of the roles of the Chairman and Chief Executive Officer and believe that the separation or combination of these offices is a matter for discussion and determination by the Board.  The Board believes that it should be able to select the Chairman of the Board based on the criteria that the Board deems to be in the best interests of the Company and its stockholders.

Board-level risk oversight is performed by our full Board.  Our risk oversight process includes an ongoing dialogue between management and the Board, intended to identify and analyze risks that the Company faces.  Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation planning are necessary. The Board monitors risk mitigation action plans developed by management in order to ensure such plans are implemented and are effective in reducing the targeted risks.

Report of Audit Committee Regarding 2016 Audited Financial Statements

The Audit Committee has reviewed and discussed with management and the independent registered public accounting firm (i) the consolidated financial statements as of March 31, 2016, and (ii) management's assessment of the effectiveness of the Company's internal control over financial reporting as of March 31, 2016. Management has represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed in PCAOB Auditing Standard No. 16, Communications with Audit Committees.

The Audit Committee has received the written disclosures and  letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm's independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-K for the year ended March 31, 2016.

Daren J. Shaw
Ronald R. Spoehel
Arlen B. Crouch

Board Meetings and Attendance at Annual Meetings

The Board held five meetings during our fiscal year ended March 31, 2016, all of which were attended by all members of the Board who were members of the Board at the time of each meeting. In addition, each member of the Board attended at least 75% of all Board meetings and committee meetings for committees on which they served.

Although it is not mandatory for directors to attend annual meetings, each director is encouraged to attend meetings of stockholders. The Company held its annual meeting of stockholders for the 2015 fiscal year on September 17, 2015, and all of the directors were in attendance.

Communications with Directors

Stockholders and other parties interested in communicating with the Board may do so by writing to the Chairman of the Board of Directors, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042. The Chairman of the Board will review and forward to the appropriate members of the board copies of all such correspondence that, in the opinion of the Chairman, deals with the functions of the board or that he otherwise determines requires their attention.

Compensation of Directors and Executive Officers

The following table sets forth information regarding our principal executive officer, our two most highly compensated executive officers other than our principal executive officer and one additional individual for whom disclosure would have been provided but for the fact that they were not serving as an executive officer at the end of fiscal year 2016. These individuals are referred to herein as "named executive officers" or "NEOs".  Please refer to the section above entitled "Board Nominees for Election of Directors" for Mr. Hatch and Mr. Albert's biographical information.

Name	Age	Positions Held	Director Since	Officer Since

Brenton W. Hatch	66	Chief Executive Officer, President and Director	November 2008	October 2008
Harold Albert	53	Chief Technology Officer and Director	November 2008	October 2008
Ryan W. Oviatt	41	Chief Financial Officer	N/A	September 2015

Ryan W. Oviatt. Ryan Oviatt is the CFO of Profire Energy, with responsibility over all finance, accounting, and compliance functions of the Company. Previously, Ryan was a Senior Manager at Rio Tinto, a publicly-traded, international mining and metals company, where he managed significant company functions, having responsibility over Sarbanes-Oxley compliance, Financial Reporting Analysis, and Special Projects during his 10-years there from 2005-2015. Ryan also managed value-tracking and reporting within the company, leading to enhanced cash flow and reduced costs. Additionally, Ryan served on technical committees relating to international tax, finance, and development of a significant Rio Tinto mining operation. He also helped mentor and develop personnel and management. Prior to Rio Tinto, Ryan was an Audit Manager at Ernst & Young, LLP from 2000-2005, where he audited both public and private clients, including oil and gas companies. Ryan received his Bachelor Degree in Accounting from Westminster College, and Master Degree in Accountancy from Brigham Young University. Ryan is a Certified Public Accountant in Utah. We considered Mr. Oviatt's extensive management experiences as well as his experience and leadership in other senior financial roles in public companies in determining that he should serve as an officer of the Company.

The following table summarizes the total compensation paid to our NEOs.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)[3]	Option Awards ($)	All Other Compensation ($)[1]	Total ($)
Brenton W. Hatch	2016	270,000	-0-	-0-	-0-	55,941	325,941
Chief Executive Officer and Director	2015	270,000	-0-	-0-	-0-	54,977	324,977

Ryan Oviatt	2016	98,816	10,000	15,150	-0-	31,311	155,277
CFO[2]	2015	-0-	-0-	-0-	-0-	-0-	-0-

Harold Albert	2016	270,000	-0-	-0-	-0-	49,280	319,280
CTO and Director	2015	270,000	-0-	-0-	-0-	55,575	325,575

Andrew W. Limpert	2016	60,000	-0-	-0-	-0-	113,580	173,580
Former CFO and Director[2]	2015	240,000	-0-	-0-	-0-	54,332	294,332

(1)	For a breakdown of the compensation components included in "All Other Compensation" please see the "All Other Compensation" table below.

(2)	Andrew Limpert resigned from his positions at the Company on June 15, 2015. Ryan Oviatt was hired as Chief Financial Officer on September 14, 2015

The table below provides additional information regarding all other compensation awarded to the named executive officers as disclosed in the "All Other Compensation" column of the "Summary Compensation Table" above. Our Compensation Committee advises the Board on all aspects of our executive compensation program and incentive compensation.

All Other Compensation

Name	Year	Vehicle Allowance, Fuel, Maintenance and Related Costs ($)	Cell Phone Expenses ($)	Medical Insurance Premiums ($)	Retirement Plan Company Match ($)	Severance ($)	Benefit Allowance ($)
Brenton W. Hatch	2016	21,816	2,750	7,375	-0-	-0-	24,000
2015		20,465	2,227	8,285	-0-	-0-	24,000

Ryan Oviatt	2016	6,250	914	7,456	3,729	-0-	12,962
2015		-0-	-0-	-0-	-0-	-0-	-0-

Harold Albert	2016	20,218	1,667	3,395	-0-	-0-	24,000
2015		19,612	2,484	9,479	-0-	-0-	24,000

Andrew W. Limpert	2016	3,903	157	1,921	1,600	100,000	6,000
2015		16,749	5,418	8,165	-0-	-0-	24,000

Salary
Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers.  The salary for each named executive officer is typically set at the time the individual is hired based on the factors discussed in the preceding sentence and the negotiation process between the Company and the named executive officer.  Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.  As discussed in more detail below under the heading "Employment Agreements", in June 2013, the Company executed new employment agreements with Messrs. Hatch, Albert and Limpert, retroactive to May 1, 2013.  The new employment agreements provide that Messrs. Hatch and Albert will each receive an annual salary of $270,000 per year and Mr. Limpert would receive an annual salary of $240,000 per year. Mr. Oviatt's employment agreement became effective on the date of his hire, September 14, 2015, and provides that Mr. Oviatt will receive an annual salary of $190,000. These salaries may be adjusted by the Company's Board of Directors at their discretion.

Bonuses

We may also make cash awards to our NEOs and employees that are not part of any pre-established, performance-based criteria. Awards of this type are completely discretionary and subjectively determined by our Board of Directors at the time they are awarded.  In the event this type of cash award is made, it is reflected in the "Summary Compensation Table" under a separate column entitled "Bonus."  During the 2016 fiscal year, Mr. Oviatt, per his employment agreement and based on Company performance, earned a bonus of 15,000 restricted stock units ("RSUs"), granted under the 2014 Equity Incentive Plan, with a fair market value of $15,150 on the date of grant and a cash bonus of $10,000. The RSUs associated with Mr. Oviatt's bonus vested immediately on the date of grant. The Company is under no obligation to award future cash bonuses.

Equity Awards

None of our NEOs held outstanding equity awards at March 31, 2016. Under the 2014 Equity Incentive Plan, the Compensation Committee, together with the Board, may elect to grant equity awards to the Company's NEOs in the form of stock purchase options, restricted stock or restricted stock units. The Compensation Committee and the Board determine whether and how much to award based on numerous factors including, but not limited to, Company performance, individual performance, competitive compensation practices, or incentive alignment. If the equity awards are granted, the Compensation Committee and the Board will determine the terms of the grant including, vesting, forfeiture, and dividend or voting rights, if any.

Employer Benefit Plans

Beginning May 1, 2015, the Company instituted a 401(k) plan for all U.S. Company employees, and a Registered Retirement Saving Plan for all Canadian Company employees, in which the executive officers may choose to participate. The plans provide a Company paid match, which is capped at a maximum of 4% of the employee's annual base salary or annualized hourly pay. In the future, the Board of Directors may adopt other plans as it deems reasonable under the circumstances.

Say on Pay

At our annual stockholder meeting held on September 18, 2014, we solicited an advisory vote of our stockholders to approve the compensation packages proposed to be paid to our named executive officers.  Of the 43,903,942 shares represented at the meeting by valid proxies and ballots, 35,688,585 voted to approve the compensation proposals.  As determined by our stockholders, we hold an advisory vote on our executive compensation every two years, and we will conduct our next advisory vote on executive compensation at our 2016 annual stockholder meeting.

Employment Agreements

On June 28, 2013, we executed employment agreements with Messrs. Hatch, Albert and Limpert (each an "Employment Agreement"), which were retroactively effective to May 1, 2013. Mr. Limpert's Employment Agreement was terminated on June 15, 2015 when he resigned from his position as Chief Financial Officer for the Company. Pursuant to a Separation and Release Agreement dated June 22, 2015, Mr. Limpert received a lump sum payment of $100,000 in exchange for release of claims against the Company and certain restrictive covenants, including non-competition and non-solicitation covenants that last for two years. Prior to his resignation, the terms of Mr. Limpert's Employment Agreement were the same as Messrs. Hatch and Albert Employment Agreements described below.

The Employment Agreements of Messrs. Hatch and Albert provide that they will devote, on a full-time basis, their best ability and talents to the business of the Company. The agreements prohibit the individuals from providing consulting services or accepting employment with any other party unless pre-approved by the Company. The Employment Agreements provide that Messrs. Hatch and Albert are entitled to:

•	an automobile allowance of up to $1,200 per month;

•
payment of or reimbursement for certain reasonable and necessary out-of-pocket expenses incurred in the performance of their duties, as detailed in the new employment agreements, subject to presentment of appropriate vouchers or receipts;

•	a $2,000 per month personal allowance

•	payment of the employee's medical and dental insurance premiums; and

•	four weeks of paid vacation or leave time each year.

The Employment Agreements allow the Board to consider the award of a year-end cash bonus based on performance.  No specific performance criteria are set forth in the Employment Agreements.

On September 4, 2015, we executed an employment agreement with Ryan Oviatt that became effective September 14, 2015, and continues for a period of two years, after which it will renew annually for a one year term for up to five additional years unless terminated sooner. The employment agreement of Mr. Oviatt provides that he will devote, on a full-time basis, his best ability and talents to the business of the Company. The agreements prohibit Mr. Oviatt from providing consulting services or accepting employment with any other party unless pre-approved by the Company. The employment agreement provide that Mr. Oviatt is entitled to:

•	an automobile allowance of up to $1,000 per month;

•
payment of or reimbursement for certain reasonable and necessary out-of-pocket expenses incurred in the performance of their duties, as detailed in the new employment agreements, subject to presentment of appropriate vouchers or receipts;

•	a $2,000 per month personal allowance

•	payment of the employee's medical and dental insurance premiums; and

•	four weeks of paid vacation or leave time each year.

Additionally, Mr. Oviatt's employment agreement allows the Board to grant on a fiscal year-end annual basis a bonus based on performance for that fiscal year. For fiscal 2016, the bonus structure is as follows:

FY2016 After-tax Net Income (NI) Bonus Targets	CASH BONUS	RSUs TO BE GRANTED
Tier 1: Net Income: >$0	$10,000	15,000
Tier 2: Net Income: >$1,000,000	$15,000	25,000
Tier 3: Net Income: >$2,000,000	$25,000	35,000

Based on the Company's performance, Mr. Oviatt qualified for the Tier 1 level of bonus as described above.

Each of the employment agreements described above contain confidentiality, non-disclosure, non-compete, non-solicitation and intellectual property assignment provisions.

Termination and Change in Control

The Employment Agreements of the named executive officers contain provisions for payment in the event of termination of employment. Under their employment agreements, Messrs. Hatch, Albert and Oviatt are entitled to the following payments in the event of termination of employment:
•
Without cause.  The employee may be terminated without cause at any time, but with 90 days prior written notice.  If terminated without cause, the Company shall pay the employee, as a severance allowance, his then current monthly base salary, and health and other benefits for the two-week period following the month of termination and including the month in which notice of termination occurs if employed for a continuous period of six months or more.

•
For cause upon prior written notice.  If terminated for cause the individual shall be entitled to receive his then current monthly base salary and any employee rights or compensation which would vest in the month of termination pro-rated through the date of termination but off-set by any amounts which have been appropriated or wrongfully taken by the employee or which arise out of damages to the Company through the errors or omissions of the employee.

•
By resignation.  If the employee resigns, he shall be entitled to receive his current monthly base salary and any other compensation or right which would vest in the month the resignation becomes effective, pro-rated to the date of last service.  In the event of a resignation, employment shall terminate on the earlier of 30 days following the written submission of resignation or the date the resignation is accepted by the Company.

•
For disability or death.  The Company shall have the option to terminate the employment agreement should the employee no longer be able to perform his essential functions.  In the event of termination for death or disability the employee shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause.

We do not have agreements, plans or arrangements, written or unwritten, with any of our named executive officers that would provide for payments or other benefits to any of our named executive officers in the event of a change in control of the Company or a change in the responsibilities of any named executive officer following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year End

None of our named executive officers held outstanding equity awards at March 31, 2016.

Director Compensation

Two of our current directors, Messrs. Hatch and Albert, are also NEOs and employees of the Company. All compensation earned by Messrs. Hatch and Albert was compensation for services rendered in their capacity as employees of the Company.  They received no compensation for serving on our Board during the 2016 or 2015 fiscal years. For details regarding the compensation received by each of these directors please see Summary Compensation Table on page 11 of this Proxy Statement.

Each of our non-employee directors receives monthly cash remuneration of $3,000 for their service, which increased from $2,000 per month beginning in December 2014. Each non-employee director is granted an equity award annually, with the amount determined by the Board (of which 50% vests on the date of grant and the remaining 50% vesting at the one-year anniversary of the date of grant).  Under our 2014 Equity Incentive Plan, the Board may grant our non-employee directors options to purchase common stock or RSUs, based on determinations of which award would best align the interests of our stockholders and our non-employee directors. For the 2015 fiscal year, the Board granted 19,953 RSUs to each non-employee director and in fiscal year 2016, the Board granted 80,000 RSU's to each non-employee director. The following table describes the components of the compensation for our independent directors during our 2016 fiscal year:

Name	Year	Fees Earned or Paid in Cash	Stock Awards ($)[2]	Option Awards ($)[2]	Total
Arlen B. Crouch[1]	2016	$36,000	$84,000	-0-	$120,000
2015		$28,000	$84,002	-0-	$112,002

Stephen E. Pirnat[1]	2016	$36,000	$84,000	-0-	$120,000
2015		$28,000	$84,002	-0-	$112,002

Daren J. Shaw[1]	2016	$36,000	$84,000	-0-	$120,000
2015		$28,000	$84,002	-0-	$112,002

Ronald R. Spoehel[1]	2016	$36,000	$84,000	-0-	$120,000
2015		$28,000	$84,002	-0-	$112,002

(1)
Messrs. Shaw, Spoehel, Pirnat and Crouch are, or were, non-employee directors of the Company in fiscal 2016.  Under the 2014 Equity Incentive Plan each non-employee director was granted100,000 stock options in fiscal year 2014 that are currently exercisable, 19,953 RSUs in fiscal year 2015 that are currently vested and 80,000 RSUs in fiscal year 2016, 40,000 of which are vested and 40,000 which vest on September 17, 2016.

(2)
The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value, computed in accordance with FASB ASC 718, of awards of restricted stock, RSUs, or stock options made to non-employee directors for the fiscal years ended March 31, 2015 and 2016 but exclude an estimate for forfeitures. The type and amount of each grant is listed above in footnote 1. The fair value of each equity award is estimated on the date of grant using the Black-Scholes option pricing model. Additional information about the assumptions used in the calculation of these amounts is included in Note 8 to our audited financial statements for the fiscal year ended March 31, 2016 included in the 2016 Form 10K.

.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of July 22, 2016 the name and the number of shares of our common stock, par value of $0.001 per share, held of record or beneficially by each director, officer, nominee or person who held of record, or was known by us to own beneficially, more than 5% of the 53,325,215 issued and outstanding shares of our common stock, and the name and shareholdings of each director and officer and of all directors and officers as group.

Type of Security	Name and Address	Amount & Nature of Beneficial Ownership	% of Class

Common	Brenton W. Hatch(1)	14,450,000	27.1%
321 South 1250 West, Suite 1
Lindon, Utah 84042

Common	Harold Albert(1)	14,025,000	26.3%
Bay 12, 55 Alberta Ave.
Spruce Grove, Alberta, Canada T7X 3A6

Common	Andrew W. Limpert(1)	2,020,307	3.8%
321 South 1250 West, Suite 1
Lindon, Utah 84042

Common	Ryan W. Oviatt(2)	21,381	* %
321 South 1250 West, Suite 1
Lindon, Utah 84042

Common	Daren J. Shaw(3)	199,953	* %
321 South 1250 West, Suite 1
Lindon, UT 84042

Common	Ronald R. Spoehel(3)	199,953	* %
321 South 1250 West, Suite 1
Lindon, UT 84042

Common	Arlen B. Crouch(3)	199,953	* %
321 South 1250 West, Suite 1
Lindon, UT 84042

Common	Stephen E. Pirnat(3,4)	199,953	* %
321 South 1250 West, Suite 1
Lindon, UT 84042

All executive officers and directors as a group (8 persons)		31,222,419	58.7%

Common	Royce & Associates, LP	2,752,041	5.2%
745 Fifth Avenue
New York, NY 10151

TOTAL		34,074,460	63.9%

(1)	Messrs. Hatch, Albert and Limpert are, or were during fiscal year 2016, named executive officers and directors of the Company.

(2)
Mr. Oviatt is a named executive office of the Company. Mr. Oviatt's share number includes 9,081 RSU's granted in fiscal year 2017 which vested and were settled in fiscal year 2017. Mr. Oviatt was granted a total of 15,000 RSU's, however, 5,919 of those RSU's were surrendered upon settlement to cover applicable taxes related to the equity award.

(3)
Messrs. Shaw, Spoehel, Pirnat and Crouch are, or were during fiscal year 2016, non-employee directors of the Company. Share numbers include 100,000 stock options granted in fiscal year 2014, currently exercisable, 19,953 RSU's granted in fiscal year 2015, currently vested, and 80,000 RSU's granted in fiscal year 2016, 40,000 of which are vested and 40,000 which vest on September 17, 2016.

(4)	On July 18, 2016, Mr. Pirnat notified the Company of his decision to not stand for re-election to the Company's Board.
 * Less than 1%.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of our securities that may result in a change in control of the Company.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The five nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors.

The Board recommends a vote "FOR" each of the nominees under Proposal 1.

PROPOSAL TWO

SAY-ON-PAY—AN ADVISORY VOTE TO APPROVE
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules. This proposal, commonly known as a "Say-on-Pay" proposal, gives you, as a stockholder, the opportunity to express your views on our named executive officers' compensation. Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our named executive officers described in this proxy statement.

As described in more detail above under "Compensation of Directors and Executive Officers" our executive compensation programs are designed to attract, retain and motivate talented executives, reward performance, and link the interest of the Company's senior executives to the interests of the Company's stockholders. The Board oversees our executive compensation, including the compensation of our named executive officers.

We review our compensation plans and programs on an ongoing basis and periodically make adjustments taking into account competitive conditions and other factors. Please read "Compensation of Directors and Executive Officers" beginning on page 10 for additional details about our executive compensation programs, including information about the fiscal year 2016 compensation of our named executive officers.

We are asking our stockholders to support our named executive officer compensation as described in this proxy statement. Accordingly, we ask you to vote "FOR" the following resolution at our Annual Meeting:

"RESOLVED, that the compensation paid to the named executive officers of Profire Energy, Inc., as disclosed in the Profire Energy, Inc. proxy statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, is hereby APPROVED."

This vote on the named executive officer compensation is advisory, and therefore will not be binding on the Company and will not affect, limit or augment any existing compensation or awards. However, we value our stockholders' opinions and the board of directors will take into account the outcome of the vote when considering future compensation arrangements.

Vote Sought

The proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast in opposition of the proposal.

The Board recommends that stockholders vote "FOR" the approval of this proposal.

PROPOSAL THREE

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Sadler, Gibb & Associates, LLC, Certified Public Accountants ("SGA") as the Company's independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2017 and recommends that the stockholders vote to ratify such selection. Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of SGA to stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection. Even if the selection is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders' best interests. SGA conducted our most recent audit of our financial statements for the fiscal year ended March 31, 2016.

During each of our last two fiscal years we were billed the following fees for professional services rendered by SGA:

	Fiscal 2016	Fiscal 2015

Audit	$62,710	$79,000
Audit related	-0-	-0-
Tax	$8,732	$11,000
All other	-0-	-0-
Total	$71,442	$90,000

Audit Fees.  Audit fees were for professional services rendered in connection with the audit of our annual financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements. In addition to the audit of our financial statements, SGA also audited the effectiveness of our internal control over financial reporting for fiscal year 2015, but provided no such audit for fiscal year 2016.

Tax Fees. Tax fees were for professional services rendered in connection with our fiscal 2015 and 2016 tax filings.

Audit Committee Pre-Approval Policies and Procedures. During fiscal year 2014 we established our Audit Committee and subsequent to that time, our Audit Committee has considered and pre-approved such audit and non-audit services to be performed by our independent registered public accounting firm. In our Audit Committee's charter, the Board has delegated authority for pre-approving audit or permissible non-audit services performed by our independent auditors.

The Audit Committee has determined that the services provided by the Company's independent registered public accounting firms described above are compatible with maintaining independence as our independent registered public accounting firm. A representative of SGA will be present at the Annual Meeting. He or she will be given an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company's independent registered public accounting firm for the year ended March 31, 2017 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

The Board recommends a vote "FOR" ratification of the selection of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for the fiscal year ending March 31, 2017.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT
ANNUAL MEETING

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals, including stockholder nominations to the Board of Directors, may be eligible for inclusion in the proxy statement for our 2017 Annual Meeting of Stockholders. These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a- 8(b)(2), must be received by us not later than April 2, 2017, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a- 8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 60 nor more than 90 calendar days prior to the anniversary date of the preceding year's annual meeting. To be timely for the 2017 Annual Meeting of Stockholders, a stockholder's notice must be delivered or mailed to and received by us between June 20, 2017 and July 20, 2017. However, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 10 day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Commission, the laws of the State of Nevada and our Bylaws. Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.
INFORMATION TO BE FURNISHED TO SECURITYHOLDERS

Our annual report on Form 10-K for our fiscal year ended March 31, 2016, as well as our other SEC filings, are available without charge.  If you would like to request copies of any documents, requests should be sent in writing to Profire Energy, Inc., ATTN Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

OTHER MATTERS

We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above.  If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold.  Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the board of directors,

July 29, 2016	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

Appendix A
 Form of Proxy

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – September 15, 2016

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY
MATERIALS FOR PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
 TO BE HELD ON SEPTEMBER 15, 2016:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended March 31, 2016 and the proxy card are available via the Internet at:
https://materials.proxyvote.com/74316X.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brenton W. Hatch and Todd N. Fugal, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PROFIRE ENERGY, INC., of record in the name of the undersigned at the close of business on July 22, 2016, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated July 29, 2016, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3, and grants discretionary authority as to any and all other matters that may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(Please See Reverse Side)
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Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – September 15, 2016
[Name and address of stockholder]
	☐	Mark this box with an X if you have made changes to your name or address details above.

The Board of Directors recommends a vote "FOR" items 1, 2, and 3.

1.	Election of Directors
	For	Withhold					For	Withhold
Brenton W. Hatch	☐	☐		Daren J. Shaw			☐	☐
Harold Albert	☐	☐		Arlen B. Crouch			☐	☐
Ronald R. Spoehel	☐	☐

(Write in name of other nominee)

2.	Approve, on an advisory basis, the Company's Executive Compensation		☐		For	☐	Against	☐ Abstain
3.	Ratify the selection of Sadler, Gibb & Associates, LLC as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2017.		☐		For	☐	Against	☐ Abstain
4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereo		☐		For	☐	Against

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box	.	Date (mm/dd/yyyy)
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